STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER OF RUDDICK CORPORATION REGARDING
FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Thomas W. Dickson, state and attest that:

        1.  To the best of my knowledge, based upon a review of the covered reports of Ruddick Corporation, and, except as corrected or supplemented in a subsequent covered report:

                     *no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

                      *no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

        2.  I have reviewed the contents of this statement with the company's Audit Committee.

        3.  In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

                       *Annual Report on Form 10-K for the period ended September 30, 2001 of Ruddick Corporation filed on December 17, 2001 with the Commission;

                        *All reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Ruddick
                          Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above;
                          and

                          *Any amendments to any of the foregoing.

/S/ THOMAS W. DICKSON
      Thomas W. Dickson                                                     Subscribed and sworn to
      August 13, 2002                                                            before me this 13th day of
                                                                                            August, 2002

                                                                                             /s/ KATHY S. RUSSELL
                                                                                             Notary Public
                                                                                             My Commission Expires: 9-12-2006